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                                                                EXHIBIT 10(a)
                                    FORM OF
                                 AMENDMENT TO
                     CHANGE IN CONTROL SEVERANCE AGREEMENT


     THIS AMENDMENT TO CHANGE IN CONTROL SEVERANCE AGREEMENT (this "Amendment"), dated as of June __, 1996, by and between Sterling Software, Inc., a Delaware corporation (the "Company"), and ______________________________ (the
"Executive").

                                  WITNESSETH:

     WHEREAS, the Company and the Executive are parties to a Change in Control Severance Agreement, dated as of February 12, 1996 (the "Agreement"); and

     WHEREAS, the Company and the Executive desire to amend the Agreement as set forth in this Amendment;

     NOW, THEREFORE, the Company and the Executive agree as follows:

     1.  Amendment:  The last paragraph of Section 1(b) of the Agreement is
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hereby amended in its entirety to read as follows:

     "Notwithstanding the foregoing provisions of Sections 1(b)(iii) or 1(b)(iv), unless otherwise determined in a specific case by majority vote of the Board, a "Change in Control" shall not be deemed to have occurred for purposes of Section 1(b)(iii) or 1(b)(iv) solely because (A) the Company, (B) an entity in which the Company directly or indirectly beneficially owns 50% or more of the outstanding Voting Stock (a "Subsidiary"), or (C) any Company-sponsored employee stock ownership plan or any other employee benefit plan of the Company or any Subsidiary either files or becomes obligated to file a report or a proxy statement under or in response to Schedule 13D, Schedule 14D-1, Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) under the Exchange Act disclosing beneficial ownership by it of shares of Voting Stock of the Company, whether in excess of 20% or otherwise, or because the Company reports that a change in control of the Company has occurred or will occur in the future by reason of such beneficial ownership or any increase or decrease thereof."

Section 14 of the Agreement is hereby amended in its entirety to read as follows:

     "14. Termination of Prior Agreements.  Upon the effectiveness of this
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Agreement pursuant to Section 1(f) of this Agreement, the Employment Agreement between Executive and Sterling Software, dated _______________, as amended to the date hereof (the "Employment Agreement") shall terminate automatically and shall thereafter be of no further force or effect; provided, however, that if this Agreement is held wholly invalid, unenforceable or otherwise illegal, the preceding clause shall have no effect and the Employment Agreement shall be deemed to have continued at all times in force and effect.
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Subject to the foregoing proviso, this Agreement, upon its effectiveness pursuant to such Section 1(f), supersedes all prior agreements, arrangements and understandings with respect to the subject matter hereof."

     2.   Defined Terms:  Terms used in this Amendment with initial capital
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letters are used herein as defined in the Agreement.

     3.   References to and Continuation of Agreement:  (a)  On and after the
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date hereof, each reference in the Agreement to "this Agreement," "hereunder,"
"hereof," "herein" or words of like import referring to the Agreement will be a reference to the Agreement as amended by this Amendment.

          (b) Except as specifically amended by this Amendment, the Agreement will remain in full force and effect and is hereby ratified and confirmed.

     4.   Governing Law:  The validity, interpretation, construction and
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performance of this Amendment will be governed by and construed in accordance with the substantive laws of the State of Delaware, without giving effect to the principles of conflict of laws of such State.

     5.   Counterparts:  This Amendment may be executed in one or more
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counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the date first above written.


                                    STERLING SOFTWARE, INC.



                                    By__________________________
                                         [Name and Title]



                                      __________________________
                                           [Executive]